UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2018

Commission file number 000-23446

SUGARMADE, INC.
(Exact name of registrant as specified in its charter)

Delaware	94-3008888
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

750 Royal Oaks Dr., Suite 108 Monrovia, CA	91016
(Address of principal executive offices)	(Zip Code)

(626) 961-8619
(Registrant's telephone number, including area code)

167 N. Sunset Avenue, City of Industry, CA 91744
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Regulation FD Disclosure

Sugarmade Inc., a Delaware corporation (the “Company”) makes the following disclosures pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934, generally referred to as Regulation FD Disclosure.

On March 21, 2018, the Board of Directors of Sugarmade, Inc. (the “Company”) dismissed BF Borgers CPA (“Borgers”) as the principal auditor for the Company. The Company’s Board of Directors approved the dismissal of Borgers. The principal accountant’s report on the financial statements for the period from June 30, 2014 to and as of June 30, 2017 did not contain an adverse opinion or a disclaimer of opinion, nor did such statements contain qualifiers or modifiers as to uncertainty, audit scope, or accounting principles. There were no disagreements with Borgers whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Borgers satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements. The Company is in process of retaining a new auditor.

During the Company's 2017 fiscal year and through to the date of this Current Report on Form 8-K, (1) there were no disagreements with Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Borgers, would have caused Borgers to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit report of Borgers on our financial statements as of and for the year ended June 30, 2017 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except relevant to the audit report for the year ended June 30, 2017, which stated as follows:

“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

On March 23, 2018, the Company received Borgers letter addressed to the Commission stating whether it agrees with the above statements. [see attached Exhibit 1.0]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUGARMADE, INC.

Date: March 21, 2018	By:	/s/ Jimmy Chan
Name: Jimmy Chan
Title: Chief Executive Officer

-2-